UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 25, 2023 (January 9, 2023)

Date of Report (Date of earliest event reported)

HANESBRANDS INC.

(Exact name of registrant as specified in its charter)

MARYLAND

(State or other jurisdiction of incorporation)

001-32891	20-3552316
(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Hanesbrands Inc. (the “Company”) filed with the Securities and Exchange Commission on January 12, 2023 (the “Original Form 8-K”), which reported the January 9, 2023 resignation of Michael Dastugue as Chief Financial Officer of the Company, effective February 28, 2023, and the appointment of M. Scott Lewis as Interim Chief Financial Officer and principal financial officer of the Company, effective March 1, 2023. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is being filed solely to provide information called for in Item 5.02(c)(3) of Form 8-K that had not been determined at the time of filing of the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, the Company has appointed M. Scott Lewis as the Company’s Interim Chief Financial Officer and principal financial officer, effective March 1, 2023. Mr. Lewis will also continue to serve as the Company’s Chief Accounting Officer and Controller and principal accounting officer.

In respect of his assumption of additional responsibilities, Mr. Lewis will receive additional base salary of $62,500 per calendar month, effective February 1, 2023 and continuing during such time as he serves as the Company’s Interim Chief Financial Officer and principal financial officer. In connection with such appointment, Mr. Lewis will also receive a discretionary long-term incentive award consisting of restricted stock units having a grant date fair value of $325,000, which award will vest 33%, 33% and 34%, respectively, on the first, second and third anniversaries of the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	General Counsel, Corporate Secretary & Chief Compliance Officer

Date: January 25, 2023